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                                                                  Exhibit 10.21









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               STOCK PURCHASE AGREEMENT AND PLAN OF REORGANIZATION

                              Dated June ___, 1998

                                  by and among

                            IVES BROADCASTING, INC.,

                           DARAKA BROADCASTING, INC.,

                                ROBERT M. CURRIER

                                       and

                       NORTHERN RADIO NETWORK CORPORATION
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                                TABLE OF CONTENTS

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
INTRODUCTION.........................................................................................5

RECITALS.............................................................................................5

ARTICLE I. PLAN OF REORGANIZATION....................................................................5

         1.01     Sale and Transfer of Daraka and Ives Stock.........................................5
         1.02     Consideration......................................................................5
         1.03     Plan of Reorganization.............................................................5

         ARTICLE II. CLOSING.........................................................................6

         2.01     Closing Date.......................................................................6
         2.02     Delivery...........................................................................6

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS..........................................6

         3.01     Title to Shares....................................................................6
         3.02     Authorization......................................................................6

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF DARAKA, IVES AND
            CURRIER..................................................................................7

         4.01     Organization.......................................................................7
         4.02     Capitalization.....................................................................7
         4.03     Subsidiaries.......................................................................7
         4.04     Validity of Agreement..............................................................7
         4.05     Daraka and Ives Financial Statements...............................................8
         4.06     Events Since Date of Interim Financials............................................8
         4.07     Properties........................................................................10
         4.08     Accounts Receivable...............................................................10
         4.09     Taxes.............................................................................11
         4.10     Compliance with Law...............................................................11
         4.11     Litigation........................................................................11
         4.12     Contracts.........................................................................12
         4.13     Real Property.....................................................................13
         4.14     Proprietary Rights................................................................13
         4.15     Toxic Wastes; Employee Safety, etc................................................13
         4.16     Insurance.........................................................................13
         4.17     No Conflict.......................................................................13
         4.18     No Default........................................................................14
         4.19     Certain Advances..................................................................14
         4.20     Copies of Certain Documents.......................................................14
         4.21     Underlying Documents..............................................................14
         4.22     Disclosure........................................................................15
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
         4.23     Effect of Agreement...............................................................15
         4.27     Indemnification of NRAD...........................................................15

ARTICLE V. REPRESENTATIONS AND WARRANTIES OF NRAD...................................................16

         5.01     Organization......................................................................16
         5.02     Validity of Agreement.............................................................16
         5.03     Effect of Agreement...............................................................16
         5.04     NRAD Corporate Documents..........................................................17
         5.05     NRAD Interim Financial Statements.................................................17
         5.06     Adverse Changes...................................................................17
         5.07     Registration of NRAD Common.......................................................17
         5.08     Shares of NRAD Common Stock.......................................................18
         5.09     NRAD Board Action.................................................................18


ARTICLE VI. ACCESS TO INFORMATION; CONFIDENTIALITY..................................................18

         6.01     Access............................................................................18
         6.02     Confidentiality...................................................................19

ARTICLE VII. COVENANTS OF DARAKA, IVES AND CURRIER .................................................20

         7.01     Conduct of Business...............................................................20
         7.02     Notice of Certain Adverse Changes, Defaults
                  or Claim..........................................................................20
         7.03     Actions Requiring Consent.........................................................20
         7.04     Implementation of Representations and Warranties..................................20
         7.05     Communications....................................................................20

ARTICLE VIII. COVENANTS OF NRAD.....................................................................21

         8.01     Implementation of Representations and Warranties..................................21
         8.02     Communications....................................................................21

ARTICLE IX. SECURITIES LAW MATTERS..................................................................21

         9.01     Securities Act Exemptions.........................................................21
         9.02     Stock Restrictions................................................................21
         9.03     Other Securities Qualifications...................................................22
         9.04     Representations of NRAD...........................................................22
         9.05     Legend Restrictions...............................................................22

ARTICLE X. CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDER.............................................22

         10.01    Accuracy of Representations and Warranties........................................22
         10.02    Fulfillment of Covenants..........................................................22
         10.03    Approval of Sale..................................................................23
         10.04    No Litigation.....................................................................23
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
ARTICLE XI. CONDITIONS TO OBLIGATIONS OF NRAD.......................................................23

         11.01    Accuracy of Representations and Warranties........................................23
         11.02    Fulfillment of Covenants..........................................................23
         11.03    Approval of Sale..................................................................23
         11.04    Consents Obtained.................................................................23
         11.05    No Litigation.....................................................................24
         11.06    Accountant's Review...............................................................24
         11.07    Accounting Treatment..............................................................24
         11.08    NRAD Review.......................................................................24
         11.09    Sale of Daraka and Ives Stock.....................................................24
         11.10    Consummation of Public Offering...................................................24

ARTICLE XII. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
         COVENANTS..................................................................................25

ARTICLE XIII. GENERAL PROVISIONS....................................................................25

         13.01    Notices...........................................................................25
         13.02    Headings..........................................................................25
         13.03    Counterparts......................................................................25
         13.04    Assignment........................................................................26
         13.05    Waiver............................................................................26
         13.06    Entire Agreement..................................................................26
         13.07    Good Faith........................................................................26
         13.08    Applicable Law....................................................................26
         13.09    Severability......................................................................26

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               STOCK PURCHASE AGREEMENT AND PLAN OF REORGANIZATION

     THIS STOCK PURCHASE AGREEMENT is made and entered into as of the ____ day of June, 1998, by and among Ives Broadcasting, Inc., a Michigan corporation ("Ives"); Daraka Broadcasting, Inc., a Michigan corporation ("Daraka"); Robert
M. Currier, the sole shareholder of Ives and Daraka (Currier), and Northern Radio Network Corporation, a Nevada corporation ("NRAD").

                                R E C I T A L S:

     A. Currier is the holder of one-hundred percent (100%) of the outstanding voting stock of Ives and Daraka;

     B. NRAD desires to purchase from Currier, and Currier desires to sell to NRAD, all of the outstanding Ives and Daraka Stock owned by him in exchange for certain cash consideration to be paid to Currier with respect to his Daraka common stock ("Daraka Stock")and in exchange for certain shares of common stock of NRAD ("NRAD Stock") with respect to his Ives common stock ("Ives Stock"; and

     C. The parties desire to effect the transaction pursuant to plan of reorganization under Section ___________, of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:


                                   ARTICLE I.

                             PLAN OF REORGANIZATION

     1.01 Sale and Transfer of Daraka and Ives Stock. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined) Currier agrees to sell, and NRAD agrees to purchase, all of the Daraka and Ives Stock owned by Currier.

     1.02 Consideration. As payment for the Daraka Stock, NRAD shall pay to urrier, in cash or other guaranteed form of payment, the sum of $1,500,000 on the Closing Date (as defined herein); and as payment for the Ives Stock, NRAD shall cause to be issued and delivered on the Closing Date, an aggregate of 1,700,000 shares of NRAD Stock to Currier.

     1.03 Plan of Reorganization. The parties hereby adopt this Agreement as a plan of reorganization under Section __________ of the Code.

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                                   ARTICLE II.

                                     CLOSING

     2.01 Closing Date. The closing of the purchase and sale of the Daraka and Ives Stock hereunder ("Closing") shall be held at the offices of NRAD at 1:00 p.m. on the date that NRAD's first underwritten public offering of its common stock made pursuant to a registration statement to be filed on Form SB-2 with the Securities and Exchange Commission, is actually consummated ("Closing Date" or "Public Offering"), or at such other time and place upon which NRAD and Currier may agree in writing.

     2.02 Delivery. At the Closing, Currier shall deliver to NRAD one or more stock certificates, duly endorsed with signature guaranteed, representing the shares of Daraka and Ives Stock to be purchased from Currier and representing in the aggregate all of the issued and outstanding Daraka and Ives Stock. Upon receipt of the stock certificate or stock certificates referenced in the preceding sentence, NRAD shall: (i) deliver to Currier the sum of $1,500,000 for his Daraka Stock and; (ii) 1,700,000 shares of NRAD Stock for his Ives Stock.

                                  ARTICLE III.

                    REPRESENTATIONS AND WARRANTIES OF CURRIER

     Currier represents and warrants to NRAD as set forth below that:

     3.01 Title to Shares. He is the owner, beneficially and of record, of all of the outstanding capital stock of Daraka and Ives to be sold by him hereunder, free and clear of any liens, encumbrances, security agreements, options, claims, charges or restrictions of any nature whatsoever. Further, that Currier as the sole Shareholder if Daraka and Ives, shall cause his shares to be voted in favor of the consummation of the transactions contemplated by this Agreement, at any meeting of shareholders which may be required hereunder, or by any written consents in lieu of such meeting.

     3.02 Authorization. Currier has the full power and authority to execute and deliver this Agreement and that his Agreement constitutes the valid and binding obligation of Currier, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors' rights generally and by principles of equity.

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                                   ARTICLE IV.

                     JOINT REPRESENTATIONS AND WARRANTIES OF
                            DARAKA, IVES AND CURRIER

     Subject to and except for the information which is set forth in a list of exceptions, identified by the Section in this Article to which they pertain, and contained in a schedule delivered to NRAD prior to the execution of this Agreement (the "Exception Schedule"), Daraka, Ives and Currier represent and warrant to NRAD that:

     4.01 Organization. Daraka and Ives are corporations duly organized, validly existing and in good standing under the laws of the State of Michigan, and have full corporate power and authority to carry on their business as it is now being conducted. Daraka and Ives are duly qualified to do business and are in good standing in each jurisdiction in which the nature of their business or properties make such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on Daraka and Ives.

     4.02 Capitalization. The authorized capital stock of Daraka and Ives, respectively, consists of ________ shares and _______ shares of Common Stock all of which is issued and outstanding. All such outstanding shares have been duly authorized, are validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, their Articles of Incorporation or Bylaws or any agreement to which Daraka and Ives are a party or by which they are bound. All such outstanding shares have been issued in accordance with all applicable state and federal securities laws. There are no options, warrants, calls, rights, commitments or agreements of any character to which Daraka or Ives is a party or by which either are bound obligating Daraka or Ives to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of their capital stock or obligating Daraka or Ives to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

     4.03 Subsidiaries. Neither Daraka nor Ives owns any shares of capital stock directly or indirectly, of any other corporation, partnership or joint venture interest.

     4.04 Validity of Agreement. Daraka and Ives have full corporate power and authority to execute and deliver this Agreement. This Agreement constitutes the valid and binding obligation of Daraka and Ives, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors' rights

                                       7
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generally and by principles of equity. The execution and delivery of this
Agreement by Daraka and Ives, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, and such execution and delivery do not require the consent, approval or authorization of any person, public authority or other entity.

     4.05 Daraka and Ives Financial Statements. Daraka and Ives have furnished to NRAD true and correct copies of their unaudited consolidated statements of operations, statements of shareholders' equity and statements of changes in financial condition for the two year period ended December 31, 1997, and for the interim period from January 1, 1998 through March 31, 1998 (all such Financial Statements, together with the notes thereto, being hereinafter referred to collectively as the "Financials"). All of the Financials:(i) are in accordance with Daraka's and Ives' books and records;(ii) present fairly the financial position of both companies and the results of their operations as of the respective dates and for the periods indicated thereon (subject to normal audit adjustments); and (iii) have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis. At the date of the Financials, neither Daraka nor Ives has had any material liabilities or obligations, fixed, contingent or otherwise, not set forth on or reserved against in the Financials, or the accompanying notes thereto, or in the Exception Schedule. For purposes of this Agreement, "materiality" shall mean amounts in excess of $10,000 either individually or in the aggregate.

     4.06 Events Since Date of Interim Financials. Since the date of the Interim Financials , except as otherwise contemplated by this Agreement, and except as described in the Exception Schedule, Daraka and Ives have conducted their business only in the ordinary and usual course and, without: (i) limiting the generality of the foregoing:

          (a) Daraka or Ives have not sustained any damage, destruction or loss by reason of fire, explosion, earthquake, casualty, labor trouble, requisition or taking of property by any government or agency thereof, windstorm, embargo, riot, act of God or public enemy, flood, accident, revocation of license or right to do business, total or partial termination, suspension, default or modification of contracts, governmental restriction or regulation, other calamity, or other similar or dissimilar event (whether or not covered by insurance) materially and adversely affecting the condition (financial or otherwise), business, net worth, assets, properties or operations of Daraka or Ives taken as a whole.

          (b) There have been no changes in the condition

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(financial or otherwise), business, net worth, assets, properties, operations, obligations or liabilities (fixed or contingent) of Daraka or Ives which, in the aggregate, have had or may be reasonably expected to have (whether before or after the Closing Date) a materially adverse effect on the condition (financial or otherwise), business, net, worth, assets, properties or operations of both companies as a whole.

          (c) Daraka or Ives have not issued, or authorized for issuance, any equity security, bond, note or other security or granted, or entered into, any commitment or obligation to issue or sell any such equity security, bond, note or other security, whether pursuant to offers, stock option agreements, stock bonus agreements, stock purchase plans, incentive compensation plans, warrants, calls, conversion rights or otherwise.

          (d) Daraka or Ives have not incurred additional debt for borrowed money, nor incurred any obligation or liability (fixed, contingent or otherwise) except in the ordinary and usual course of business.

          (e) Daraka or Ives have not declared or made any dividend, payment or other distribution on or with respect to any share of its capital stock.

          (f) Daraka or Ives have not purchased, redeemed or otherwise acquired or committed itself to acquire for a consideration, directly or indirectly, any share or shares of its capital stock.

          (g) Daraka or Ives have not mortgaged, pledged, otherwise encumbered or subjected to lien any of its assets or properties, tangible or intangible, nor committed itself to do any of the foregoing, except for liens for current taxes which are not yet due and payable and purchase money liens arising out of the purchase or sale of products or services made in the ordinary and usual course of business.

          (h) Daraka or Ives have not disposed of, or agreed to dispose of, any asset or property, tangible or intangible, except in the ordinary and usual course of business, and in each case for a consideration at least equal to the fair value of such asset or property, nor leased or licensed to others (including officers and directors), or agreed to lease or license, any asset or property.

          (i) Daraka or Ives have not purchased or agreed to purchase or otherwise acquire any debt or equity securities of any corporation, partnership, joint venture, firm or other entity.

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

          (j) Daraka or Ives have not entered into any transaction or contract, or made any commitment to do the same, except in the ordinary and usual course of business and not involving an amount in any case in excess of $10,000 nor waived any right of substantial value or cancelled any debt or claim or voluntarily suffered any extraordinary loss.

          (k) Daraka or Ives have not sold, assigned, transferred or conveyed, or committed itself to sell, assign, transfer or convey, any Proprietary Right (as defined in Section 4.15).

          (l) Daraka or Ives have not effected or agreed to any amendment or supplement to any employee profit sharing, stock option, stock purchase, pension, bonus, incentive, retirement, medical reimbursement, life insurance, deferred compensation or any other employee benefit plan or arrangement.

          (m) Daraka or Ives have not effected or agreed to effect any change in its directors or executive management.

          (n) Daraka or Ives have not effected or committed itself to effect any amendment or modification to its Articles of Incorporation or Bylaws.

     4.07 Properties. The Daraka and Ives Financials reflect all of the assets and properties, real and personal, used by the companies in their business or otherwise held by them, except for: (i) property acquired or disposed of in the ordinary and usual course of business since the date of the interim balance sheet; and (ii) property not required under generally accepted accounting principles to be reflected thereon. Except as set forth in the Exception Schedule, Daraka and Ives have good and marketable title to all assets and properties listed on the Financials and thereafter acquired, free and clear of any imperfections of title, lien, claim, encumbrance, restriction, charge or equity of any nature whatsoever, except for the lien of current taxes not yet due and payable. All of the fixed assets and properties listed on the Financials and thereafter acquired are in good operating condition and are free from any material defect.

     4.08 Accounts Receivable. All of the accounts receivable of Daraka and Ives shown on the Financials or thereafter acquired arose and are collectible in the ordinary and usual course of Daraka's and Ives' business, except that the value of any account receivable the collection of which is doubtful or which is subject to a defense or set-off has been written down to an amount not in excess of realizable market value or adequate reserves or allowances therefor have been provided. The values at which accounts receivable are carried reflect the accounts receivable valuation policy of Daraka and Ives, which is consistent with

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its past practice and in accordance with generally accepted accounting principles applied on a consistent basis.

     4.09 Taxes. Daraka and Ives have duly filed with the appropriate United States, state, local and foreign governmental agencies, all tax returns and reports required to be filed and, has paid or accrued in full all taxes, interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any taxing authority. Daraka's and Ives' Financials includes adequate provision for all such taxes, interest, penalties, assessments or deficiencies, if any, through the date indicated thereon. Daraka and Ives have not executed or filed with any taxing authority any agreement extending the period for assessment or collection of any taxes. Daraka or Ives are not parties to any pending action or proceeding, nor, to the best of its knowledge, is any such action or proceeding threatened by any governmental authority for the assessment or collection of taxes, interest, penalties, assessments or deficiencies, and no claim for assessment or collection of taxes, interest, penalties, assessments or deficiencies has been asserted against it. No issue has been raised by any federal, state, local, or foreign taxing authority in connection with an audit or examination of Daraka's or Ives' returns, business or properties which has not been settled or resolved.

     4.10 Compliance with Law. Except for possible minor exceptions, the curing or non-curing of which would not have a material effect on the condition (financial or otherwise), business, net worth, assets, properties, or operations of Daraka and Ives taken as a whole, the business of Daraka and Ives has been conducted in accordance with all applicable laws, regulations, orders and other requirements of governmental authorities, including, without limiting the generality of the foregoing, all laws, regulations and orders relating to employment practices and procedures and the health and safety of employees. Daraka or Ives have not received any notice of alleged violations of any of the foregoing.

     4.12 Litigation. Except as set forth in the Exception Schedule, there is no claim, dispute, action, proceeding, suit, appeal or investigation, at law or in equity, pending against either Daraka or Ives or involving any of their business or properties, before any court, agency, authority, arbitration panel or other tribunal, and, to the best knowledge of Daraka and Ives, as well as Currier, none has been threatened. To the best knowledge of Daraka, Ives, and Currier, there are no facts which, if known to shareholders, customers, governmental authorities or other persons, would result in any such claim, dispute, action, proceeding, suit, appeal or investigation which would have a material adverse effect on the condition (financial or otherwise),

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business, net worth, assets, properties or operations of Daraka and Ives taken as a whole. Except as set forth in the Exception Schedule, Daraka and Ives are not subject to any order, writ, injunction or decree of any court,' agency, authority, arbitration panel or other tribunal, or in default with respect to any notice, order, writ, injunction or decree.

     4.13 Contracts. Daraka and Ives have delivered to NRAD a full and complete list (subject in the case of clause (i) below to the dollar amount indicated therein) of each partially or totally executory contract or agreement to which either company is a party, or by which either company is bound in any respect, including, without limitation, any and all: (i) contracts or agreements for the purchase, sale, lease or other disposition of equipment, goods, materials, research and development, supplies, studies, or capital assets, or for the performance of services, in any case involving more than $10,000, except that such limitation as to dollar amount shall not apply as to any contracts or agreements covered by Section 4.22; (ii) contracts or agreements for the joint performance of work or services, and all other joint venture or teaming agreements, (iii) management or employment contracts, consulting contracts, collective bargaining contracts or termination and severance agreements; (iv) notes, mortgages, deeds of trues, loan agreements, security agreements, guarantees, debentures, indentures, credit agreements and other evidences of indebtedness; (v) pension, retirement, profit sharing, deferred compensation, bonus, incentive, life insurance, hospitalization, or other employee benefit plans or arrangements (including, without limitation, any contracts or agreements with trustees, insurance companies or others relating to any such employee benefit plan or arrangement); (vi) stock option, stock purchase, warrant, repurchase or other contracts or agreements relating to any shares of capital stock; (vii) contracts or agreements with agents, brokers, consignees, sales representatives or distributors; (viii) contracts or agreements with any director, officer, employee, consultant or shareholder; (ix) powers of attorney or similar authorizations granted to third parties; and (x) licenses, sublicenses, royalty agreements, and other contracts or agreements to which Daraka or Ives are a party, or otherwise subject, relating to technical assistance or to Proprietary Rights (as defined in Section 4.15). Daraka or Ives are not a party to, nor bound by, any contract or agreement which: (A) either company can reasonably foresee will result in any material loss upon the performance thereof (including any material liability for penalties or damages, whether liquidated, direct, indirect, incidental or consequential, or down time charges); and (B) is not reflected or adequately reserved against on the Financials. No party has raised any claim, dispute or controversy or withheld payments from Daraka or Ives with respect to any of its contracts nor have they received notice or warning of alleged

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nonperformance, delay in delivery or other noncompliance with respect to the obligations of Daraka or Ives under any of its contracts, nor are there any facts which exist indicating that any of such contracts may be totally or partially terminated or suspended by the other party thereto. Daraka or Ives have not entered into any contract or agreement containing covenants limiting its right to compete in any business with any person. As used in this Agreement, the terms "contract" and "agreement" mean and include every contract, agreement and commitment whether written or oral.

     4.14 Real Property. Daraka and Ives have delivered to NRAD a full and complete list of all real property leased by or owned by Daraka or Ives. All such property is held under valid and enforceable leases, copies of which have been delivered to NRAD and as to which neither party to the lease is in material default. Neither Daraka nor Ives own any real property in fee simple. To the best knowledge of Daraka and Ives, the operations of both companies on any of such real property, or any improvement thereon, violate any applicable building code, zoning requirement, or pollution control ordinance or any other regulation or statute applicable to such real property.

     4.15 Proprietary Rights. Daraka and Ives have delivered to NRAD a full and complete list of all trademarks, trade names, service marks, and copyrights, or applications therefor, owned or used by the companies. Daraka and Ives own, or possess adequate licenses or other rights to use, all trademarks, trademark applications, service marks, trade names, copyrights, inventions, drawings, computer software, designs, trade secrets, customer lists, proprietary know-how or information, or other rights with respect thereto (collectively referred to as "Proprietary Rights") required for or incident to the operation, sale and use of all products and services sold or provided by Daraka and Ives, free and clear of any right, lien, encumbrance or claim of others. Daraka and Ives have taken reasonable security measures to protect the secrecy and confidentiality of such of its Proprietary Rights, the value of which depends upon such secrecy and confidentiality.

     4.16 Insurance. Daraka and Ives have delivered to NRAD a full and complete list of all policies of insurance to which either company is a party or is a beneficiary or named insured, and Daraka and Ives have in full force and effect, with all premiums due thereon paid, the policies of insurance set forth therein. All the insurable properties of Daraka and Ives is insured in amounts and coverages and against risks and losses which are adequate and usual for similar properties and businesses.

     4.18 No Conflict. The execution and delivery of this Agreement by Daraka and Ives and the performance of their

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obligations hereunder: (i) are not in violation or breach of, and will not conflict with or constitute a default under, any of the terms of its Articles of Incorporation or Bylaws, or any note, debt instrument, security agreement, lease, deed of trust or mortgage, or any other contract, agreement or commitment binding upon Daraka or Ives or any of their assets or properties; (ii) will not result in the creation or imposition of any lien, encumbrance, equity or restriction in favor of any third party upon any of its assets or properties; and (iii) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over Daraka or Ives or any of its assets or properties.

     4.19 No Default. Daraka and Ives have in all respects performed, or are now performing, the obligations of, and are not in material default (and would not by the lapse of time and/or the giving of notice be in material default) in respect of, any note, debt instrument, "security agreement, option to purchase, lease, deed of trust or mortgage, or any other material contract, agreement or commitment binding upon it or its assets or properties. Each of the material contracts, agreements or other instruments delivered to NRAD is a legal, binding, and enforceable obligation by or against Daraka or Ives. To the best knowledge of Daraka or Ives, no party with whom it has an agreement or contract, which is of material importance to the condition (financial or otherwise), business, net worth, assets, properties, or operations of both companies taken as a whole, is in default thereunder or has breached any terms of provisions thereof in a material way.

     4.20 Certain Advances. There are no receivables of Daraka or Ives owing by directors, officers, employees, consultants or its shareholders, or owing by any affiliate of any director or officer of Daraka or Ives, other than advances in the ordinary and usual course of business to officers and employees for reimbursable business expenses.

     4.21 Copies of Certain Documents. Daraka and Ives have delivered to NRAD true and complete copies of: (i) their currently effective Articles of Incorporation, certified by the Secretary of State of Michigan; (ii) their currently effective Bylaws, certified by the Secretary of Daraka and Ives, respectively; and (iii) all federal and other tax returns filed by both companies since its inception.

     4.24 Underlying Documents. All underlying documents listed or described in the Exception Schedule have heretofore been furnished to NRAD. All such documents furnished to NRAD are true and correct copies, and there are no amendments or modifications thereto, except as expressly noted in the Exception Schedule. The minute books of Daraka and Ives contain full, complete and accurate records of all meetings and other corporate actions taken by the directors and shareholders of Daraka and Ives, and NRAD has heretofore been furnished true and correct copies of all documents and records contained in said minute books.

     4.25 Disclosure. Neither this Agreement, the Exception Schedule, nor any other written statement or certificate furnished by Daraka or Ives or Currier to NRAD in connection with the transactions contemplated hereby, when taken together, contain any untrue statement of a material fact or omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement is made, not misleading.

     4.26 Effect of Agreement. The execution, delivery and performance by Currier and by Daraka and Ives of this Agreement, and the consummation of the transactions herein contemplated, will not conflict with, or result in a breach of the terms of, or constitute a default under or violation of, any law or regulation of any governmental authority or any provision of the Articles of Incorporation or Bylaws of either, or any agreement or instrument to which the Currier, Daraka or Ives are a party or by which they are bound or to which they are subject. No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on the part of Currier or Daraka or Ives to permit the consummation of the transactions contemplated by this Agreement, which consents will not have been received before the Closing Date.

     4.27 Indemnification of NRAD. Daraka, Ives and Currier agree, jointly and severally, to indemnify, defend and hold NRAD, its officers, directors, employees and attorneys (all such persons and entities being collectively referred to as the "NRAD Group"), harmless from and against any and all losses, damages, costs and expenses, including attorneys' fees (any such loss, damage, cost or expense herein called a "Loss"), which they or any member of the NRAD Form Group may at any time sustain or incur by reason of: (i) any inaccuracy or breach of any of the representations, warranties or covenants of Daraka or Ives or Currier contained herein or in any certificates delivered pursuant hereto, or
(ii) any claim or claims whether or not presently known to the NRAD Group, which arise in connection with the operation of the business of Daraka or Ives, where the event which gives rise to such claim occurred prior to the date of this Agreement, or (iii) any claim or claims arising out of the failure of Daraka or Ives or Currier to discharge any of their obligations pursuant to this Agreement. In any action in respect of which indemnity may be sought hereunder by a party hereto shall be brought against such party, the other party shall be entitled to participate in the defense thereof at its own expense and to settle any such action on such terms as it shall see fit so long as the party entitled to indemnification hereunder shall be released from any liability by reason of such settlement. In such event, the party required to provide indemnification shall receive full cooperation and access to all relevant and nonprivileged records. The indemnification provisions of this Section shall not be deemed exclusive and shall not prejudice any other rights or remedies, at law or in equity, of any party under this Agreement with respect to any matter relating to the terms, provisions, covenants or conditions of this Agreement or any transaction contemplated hereby.

                                   ARTICLE V.

                     REPRESENTATIONS AND WARRANTIES OF NRAD

     NRAD represents and warrants to Daraka, Ives and Currier that:

     5.01 Organization. NRAD is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to carry on its business as now being conducted.

     5.02 Validity of Agreement. NRAD has full corporate power and authority to execute and deliver this Agreement. This Agreement constitutes the valid and binding obligation of NRAD, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy laws or other similar laws affecting creditors' rights generally and by principles of equity. The execution and delivery of this Agreement by NRAD, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, and such execution and delivery do not require the consent, approval or authorization of any person, public authority or other entity.

     5.03 Effect of Agreement. The execution, delivery and performance by NRAD of this Agreement, and the consummation of the transactions herein contemplated, will not conflict with, or result in a breach of the terms of, or constitute a default under or violation of, any law or regulation of any governmental authority or any provision of the Articles of Incorporation or Bylaws of NRAD, or any agreement or instrument to which NRAD is a party or by which it is bound or to which it is subject. No consent of any person not a party to this Agreement and no consent of any governmental authority is required to be obtained on the part of NRAD to permit the consummation of the transactions contemplated by this Agreement, which consent will not have been received before the Closing Date.

     5.04 NRAD Corporate Documents. NRAD has furnished to Daraka, Ives and Currier, true and complete copies of all corporate documents (other than preliminary drafts of material) that NRAD has filed with any federal, state or local governmental agency since inception (the "NRAD Documents"). As of their respective filing dates (except as thereafter amended) the NRAD Documents complied in all material respects with applicable law. The financia1 statements of NRAD which have been furnished to Daraka, Ives and Currier (the "NRAD Financials")comply as to form in all material respects with applicable, accounting requirements and with the published rules and regulations of the Securities and Exchange Commission ("SEC") with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) and fairly present the consolidated financial position of NRAD as at the dates thereof and the results of its operations and changes in financial position for the periods then ended (subject in the case of unaudited statements, to normal recurring audit adjustments).

     5.05 NRAD Interim Financial Statements. NRAD has also furnished to Daraka, Ives and Currier copies of preliminary financial information for the current month period ended May 31, 1998 (the "Interim Financials"). The Interim Financials are preliminary in nature and are subject to review and revision by management, as well as to normal recurring audit adjustments.

     5.06 Adverse Changes. Except as disclosed in the NRAD Documents or in the Interim Financials in the form delivered hereunder, or except as contemplated by this Agreement, or on account of the transactions contemplated hereby, since December 31, 1997, there has not been any material adverse change in the results of operations, financial condition, assets or business of NRAD taken as a whole (other than on account of matters which affect generally the economy or the industries in which NRAD is engaged).

     5.07 Registration of NRAD Common. For a period of two years from and after the Closing Date, NRAD shall use its best efforts to: (i) register for resale pursuant to the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, up to fifty-one percent (51%) of the NRAD Stock received by Currier in this transaction (hereafter referred to as the "Registration Rights"). The Registration Rights shall be subject to approval by any managing underwriter that NRAD may engage with respect to the public offering of its shares in accordance with an effective registration statement filed pursuant to the Securities Act.

     5.08 Shares of NRAD Stock. The shares of NRAD Stock will, when issued and delivered in accordance with this Agreement, be duly and validly authorized and issued, fully paid and nonassessable.

     5.09 Indemnification of Daraka, Ives and Currier. NRAD agrees to indemnify, defend and hold Daraka, Ives and Currier, their respective officers, directors, employees and attorneys (all such persons and entities being collectively referred to as the "Currier Group"), harmless from and against any and all losses, damages, costs and expenses, including attorneys' fees (any such loss, damage, cost or expense herein called a "Loss"), which they or any member of the Currier Group may at any time sustain or incur by reason of: (i) any inaccuracy or breach of any of the representations, warranties or covenants of NRAD contained herein or in any certificate delivered pursuant hereto, or (ii) any claim or claims whether or not presently known to the NRAD Group, which arise in connection with the operation of the business of NRAD, where the event which gives rise to such claim occurred prior to the date of this Agreement, or (iii) any claim or claims arising out of the failure of NRAD to discharge any of its obligations pursuant to this Agreement. In any action in respect of which indemnity may be sought hereunder by a party hereto shall be brought against such party, the other party shall be entitled to participate in the defense thereof at its own expense and to settle any such action on such terms as it shall see fit so long as the party entitled to indemnification hereunder shall be released from any liability by reason of such settlement. In such event, the party required to provide indemnification shall receive full cooperation and access to all relevant and nonprivileged records. The indemnification provisions of this Section shall not be deemed exclusive and shall not prejudice any other rights or remedies, at law or in equity, of any party under this Agreement with respect to any matter relating to the terms, provisions, covenants or conditions of this Agreement or any transaction contemplated hereby.

                                   ARTICLE VI.

                     ACCESS TO INFORMATION: CONFIDENTIALITY

     6.01 Access.

(a) Prior to the Closing Date, Daraka and Ives shall afford representatives of NRAD reasonable access to the officers and personnel of Daraka and Ives and to such of its financial, contractual and other records as shall be reasonably necessary for NRAD's investigation of Daraka and Ives and its business and operations.

          (b) Prior to the Closing Date, NRAD shall afford representatives of Daraka and Ives reasonable access to the officers and personnel of NRAD and to such of their financial, contractual and other records as shall be reasonably necessary for Daraka's and Ives' investigation of NRAD and its business and operations.

          (c) NRAD shall make available to Currier the opportunity to ask questions of and receive answers from appropriate officers or representatives of NRAD concerning the terms and conditions of the transactions contemplated by this Agreement and to obtain any additional information which NRAD possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished to the Shareholder hereunder.

     6.02 Confidentiality.

          (a) No information concerning Daraka or Ives not previously disclosed to the public or in the public domain which is contained herein or in the Exception Schedule, or which shall have been furnished to or obtained by NRAD as provided in Section 6.01(a), shall be disclosed to any person other than NRAD's employees, legal counsel, financial advisers, or accountants in confidence, or used for any purpose other than as contemplated herein. In the event that the purchase and sale of the Daraka and Ives Stock shall not be consummated, NRAD shall return to Daraka and Ives all such information in its possession which is in written form.

          (b) No information concerning NRAD not previously disclosed to the public or in the public domain which is contained herein or which shall have been furnished to or obtained by Daraka or Ives or Currier as provided in
Section 6.01(b) or 6.01(c), shall be disclosed by them to any person other than their respective employees, legal counsel, financial advisors, or accountants in confidence, or used for any purpose other than as contemplated herein. In the event that the purchase and sale of the Daraka and Ives Stock shall not be consummated, each such person shall return to NRAD all such information in their possession which is in written form.


                                  ARTICLE VII.

                      COVENANTS OF DARAKA, IVES AND CURRIER

     Daraka, Ives and Currier hereby jointly and severally covenant:

     7.01 Conduct of Business. From and after the execution and delivery of this Agreement and until the Closing Date or the termination of this Agreement, whichever shall first occur: (i) Daraka and Ives shall not engage in any activities or transactions which shall be outside the ordinary course of its business without the prior written consent of NRAD, which consent shall not be unreasonably withheld; (ii) such persons will use their best efforts to preserve the existing FCC licenses, franchises, rights and privileges pertinent to the business and operations of Daraka and Ives; and (iii) such persons will use their best efforts to preserve intact the business organization of Daraka and Ives and to preserve its goodwill and relationships with its suppliers, customers, employees and others with whom it deals.

     7.02 Notice of Certain Adverse Changes, Defaults or Claims. Daraka and Ives shall give prompt notice to NRAD of any material adverse change to the properties or business of each company, or any notice of default received by it, subsequent to the date of this Agreement and prior to the Closing Date, under any instrument or agreement to which Daraka or Ives is a party or by which any of its property is bound, or of the assertion of any claim which, if upheld, would render inaccurate any representation contained herein.

     7.03 Actions Requiring Consent. Between the date hereof and the Closing Date or, the termination of this Agreement, whichever shall first occur, Daraka or Ives shall not, without the prior written consent of NRAD, which consent shall not unreasonably be withheld, take any action of the type described in clauses (c) through (n) of Section 4.06.

     7.04 Implementation of Representations and Warranties. Such persons shall use all reasonable efforts to render accurate as of the Closing Date their representations and warranties contained in this Agreement, and shall refrain from taking any action which would render inaccurate as of the Closing Date any of such representations or warranties.

     7.05 Communications. Between the date hereof and the Closing Date, such persons shall furnish no communication to the public with respect to the transactions contemplated by this Agreement without the prior approval of NRAD as to the content thereof, which approval shall not unreasonably be withheld by NRAD. This section shall not prohibit a copy of this Agreement from being filed with the SEC for purposes of NRAD's Public Offering.

                                  ARTICLE VIII.

                                COVENANTS OF NRAD

     NRAD hereby covenants:

     8.01 Implementation of Representations and Warranties. NRAD shall use all reasonable efforts to render accurate as of the Closing Date its representations and warranties contained in this Agreement, and shall refrain from taking any action which would render inaccurate as of the Closing Date any of such representations or warranties.

     8.02 Registration of NRAD Stock. NRAD will use its best efforts to file and maintain an effective Registration Statement with the SEC and applicable state securities commissions covering the resale of up to fifty-one percent (51%) of the NRAD Stock to be received by Currier pursuant to Section 1.02 hereof as soon as practicable after the Closing Date. Filing and maintaining such registration with the SEC and applicable state securities commissions shall be subject to approval by any managing underwriter that NRAD may engage with respect to the offering and sale of any of its securities in the Public Offering.


                                   ARTICLE IX.

                             SECURITIES LAW MATTERS

     9.01 Securities Act Exemptions. The NRAD Stock to be issued pursuant to this Agreement shall not be registered under the Securities Act, in reliance upon exemptions from such registration contained in Sections 3(a)(10) and/or
Section 4(2) of the Securities Act, and comparable state securities laws.

     9.02 Stock Restrictions. The certificates representing the shares of NRAD Stock issued pursuant to this Agreement shall bear a restrictive legend in substantially the following form (and appropriate stock transfer orders shall be placed against the transfer thereof):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT'). THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT UNDER THE CIRCUMSTANCES SPECIFIED BY A SHAREHOLDER'S AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION."

     9.03 Other Securities Qualifications. NRAD shall prepare and file with appropriate state securities or "Blue Sky" authorities, all applications for qualification or approval (or notices required to perfect exemptions from such compliance) as may be required in connection with the issuance of the NRAD Stock to Currier as contemplated by this Agreement.

     9.04 Representations of NRAD. NRAD represents and warrants to Currier that it is acquiring the Daraka and Ives Stock for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, and without any present intention of selling the same; provided, however, that any disposition thereof will at all times be within its control.

     9.05 Legend Restrictions. It is understood that the certificates representing the Daraka and Ives Stock purchased by NRAD hereunder shall be endorsed with a legend restricting transfer as necessary to conform to the requirements of the Securities Act.

                                   ARTICLE X.

                      CONDITIONS TO OBLIGATIONS OF CURRIER

     The obligations of Currier under this Agreement are, at the option of the Shareholder, subject to the satisfaction at or prior to the Closing of the following conditions:

     10.01 Accuracy of Representations and Warranties. All of the representations and warranties made by NRAD in this Agreement shall be true in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date, except for changes contemplated by this Agreement, and NRAD shall have delivered to Daraka and Ives and Currier a certificate to such effect dated the Closing Date and signed by its President and Chief Executive Officer.

     10.02 Fulfillment of Covenants. All of the terms, covenants and conditions of this Agreement to be complied with and performed by NRAD at or before the Closing Date shall have been duly complied with and performed, including the consummation of NRAD's Public Offering, and NRAD shall have delivered to Daraka and Ives and Currier a certificate to such effect dated the Closing Date and signed by its President and Chief Executive Officer.

     10.03 Approva1 of Sale. All authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the transactions contemplated by this Agreement shall have been obtained.

     10.04 No Litigation. There shall be no litigation pending which has been brought for the purpose of enjoining any transaction contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon Daraka or Ives or Currier because of such transaction.


                                   ARTICLE XI.

                        CONDITIONS TO OBLIGATIONS OF NRAD

     The obligations of NRAD under this Agreement are, at the option of NRAD, subject to the satisfaction at or prior to the Closing of the following conditions:

     11.01 Accuracy of Representations and Warranties. All of the representations and warranties made by Daraka, Ives and Currier in this Agreement shall be true in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date, except for changes contemplated by this Agreement, and Daraka and Ives shall have delivered to NRAD a certificate to such effect dated the Closing Date and signed by its President and Chief Executive Officer.

     11.02 Fulfillment of Covenants. All of the terms, covenants and conditions of this Agreement to be complied with and performed by Daraka, Ives, and Currier at or before the Closing Date shall have been duly complied with and performed, and Daraka and Ives shall each have delivered to NRAD a certificate to such effect dated the Closing Date and signed by its President and Chief Executive Officer.

     11.03 Approval of Sale. All authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the transactions contemplated by this Agreement shall have been obtained.

     11.04 Consents Obtained. Daraka, Ives, and Currier shall have delivered to NRAD the written consent or approval of each person or organization whose consent or approval shall be required in order to permit them to consummate the transactions contemplated hereby or in order to avoid any breach or termination of any agreement to which they are a party.

     11.05 No Litigation. There shall be no litigation pending which has been brought for the purpose of enjoining any transaction contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon NRAD, or any of its officers or directors because of such transaction.

     11.06 Accountant's Review. NRAD shall have received from Boldrey, Roznowski & Senchuk, CPAs, a letter to the effect that on the basis of their "acquisition review" of Daraka and Ives, not constituting a full audit, nothing has come to their attention which has caused them to believe that the accounts or balances to which they applied their procedures should be adjusted.

     11.07 Accounting Treatment. NRAD shall have received from Boldrey, Roznowski & Senchuk, CPAs, a written analysis stating that the business combination resulting from the consummation of the transactions contemplated by this Agreement may be accounted for on a purchase accounting basis in accordance with generally accepted accounting principles and in accordance with all rules, regulations and policies of the SEC.

     11.08 NRAD Review. There shall not have come to the attention of NRAD, as a result of any investigation performed pursuant to Section 6.01 hereof, any information, not previously disclosed to NRAD, which is likely to materially and adversely affect the business, property or operations of Daraka or Ives following the Closing Date.

     11.09 Sale of Daraka and Ives Stock. Not less than one-hundred percent (100%) of the shares of Daraka and Ives Stock outstanding as of the Closing Date shall have been tendered by Currier for purchase by NRAD hereunder.

     11.10 Consummation of Public Offering. NRAD shall have received: (i) from the SEC an Order of Effectiveness covering NRAD's SB-2 registration statement permitting the public offering of no less than 1,500,000 shares of NRAD Stock to the public, which offer and sale shall be made pursuant to the terms of an underwriting agreement to be entered into by NRAD and the underwriter selected by NRAD to underwrite the Public Offering; and, (ii) NRAD shall have received from the sale of NRAD Stock to the public, aggregate gross offering proceeds of at least $7,500,000.

                                  ARTICLE XII.

              SURVIVAL OF REPRESENTATIONS WARRANTIES AND COVENANTS

     The representations, warranties and covenants of the parties contained in this Agreement or in any certificate or instrument delivered pursuant hereto shall survive the Closing hereunder.


                                  ARTICLE XIII.

                               GENERAL PROVISIONS

     13.01 Notices. Any notice, request, instruction or other document to be given hereunder by a party to any other party shall be in writing and effective when delivered personally or sent by certified mail with return receipt requested, postage prepaid, as follows:

                     To NRAD:

                                                 Attn:    President

                     With a Copy to:

                                                 Attn:

                     To Daraka and Ives

                                                 Attn:    President

                     With a Copy to:

                                                 Attn:

                     To Currier:

or to such other addresses or other persons as may be designated in writing by any of the parties, by notice given as aforesaid.

     13.02 Headings. The headings of the several sections of this Agreement are inserted for the convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

     13.03 Counterparts. This Agreement may be executed in one or more counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument.

     13.04 Assignment. None of the parties may assign or transfer any rights or obligations under this Agreement.

     13.05 Waiver. Any party hereto may, by written notice to the others: (i) waive any of the conditions to its obligations hereunder or extend the time for the performance of any of the obligations or actions of the others; (ii) waive any inaccuracies in the representations of the others contained in this Agreement or in any documents delivered pursuant to this Agreement; (iii) waive compliance with any of the covenants of the others contained in this Agreement; or (iv) waive or modify performance of any of the obligations of the others. No action taken pursuant to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, condition or agreement contained herein. Waiver of the breach of any one or more provisions of this Agreement shall not be deemed or construed to be a waiver of other breaches or subsequent breaches of the same provisions.

     13.06 Entire Agreement. This Agreement, including the schedules and exhibits hereto, constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by the party sought to be bound.

     13.07 Good Faith. Each of the parties hereto agree that it or they shall act in good faith in an attempt to cause all the conditions precedent to their respective obligations hereunder to be satisfied.

     13.08 Applicable Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Michigan.

     13.09 Severability. Should any provision of this Agreement-be determined to be invalid, it shall be severed from this Agreement and the remaining provisions of the Agreement shall remain in full force and effect.

     Witness the due execution of this Agreement by the parties hereto as of the date first set forth above.

                                           NORTHERN RADIO NETWORK
                                           CORPORATION

                                           By /s/ Robert M. Currier
                                             ----------------------------------
                                           Title: Chief Executive Officer


                                           DARAKA BROADCASTING, INC.


                                           By /s/ Robert M. Currier
                                             ----------------------------------
                                           Title: Chief Executive Officer


                                           IVES BROADCASTING, INC.

                                           By /s/ Robert M. Currier
                                             ----------------------------------
                                           Title: Chief Executive Officer



                                           Dr. Robert M. Currier
                                           Robert M. Currier
                                           ------------------------------------
                                           (Signature)


                                           Dr. Robert M. Currier
                                           ---------------------
                                           (Typed or printed name and title,
                                           if applicable)